Exhibit 99.2

 Precision Designed Science For Immunotherapy  INVESTOR   PRESENTATION  NASDAQ: PDSB | May 2022

 2  This presentation contains forward-looking statements about PDS Biotechnology Corporation (“PDSB”), and its businesses, business prospects, strategies and plans, including but not limited to statements regarding anticipated pre-clinical and clinical drug development activities and timelines and market opportunities. All statements other than statements of historical facts included in this presentation are forward-looking statements. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “intends,” “likely,” “will,” “should,” “to be,” and any similar expressions or other words of similar meaning are intended to identify those assertions as forward-looking statements. These forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those anticipated.   Factors that may cause actual results to differ materially from such forward-looking statements include those identified under the caption “Risk Factors” in the documents filed with the Securities and Exchange Commission (“SEC”) from time to time, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except to the extent required by applicable law or regulation, PDSB undertakes no obligation to update the forward-looking statements included in this presentation to reflect subsequent events or circumstances.   Forward-Looking Statements

 1  2  4  5  6  Company Overview  Clinical-stage Company developing molecularly targeted immunotherapies to treat cancer and infectious disease  Versamune® and Infectimune™ platforms leverage the body’s own defense systems to induce disease-specific killer T-cells and antibodies to combat cancer and infectious disease  Data accepted for two poster presentations at ASCO – additional data anticipated in 2022  Clinical partnerships with Merck, MD Anderson Cancer Center, National Cancer Institute and Mayo Clinic  Debt free with approximately $58.9M in cash (unaudited) as of March 31, 2022  3  The initial concept for Versamune® and Infectimune™ was developed by Prof. Leaf Huang PH.D., a world renowned pioneer in nanoparticle drug delivery  3

 Versamune®   Oncology Platform

 Generate memory T-cells, to enhance durability of response   Generate potency without serious systemic side effects  Generate the right type and quantity of effective CD8+ killer T-cells  15-30%  Success in checkpoint inhibitor treatments due to low CD8+ T-cell response*  Versamune® is designed to promote powerful, CD8+ killer T-cell responses in vivo  The PDS Biotech Differentiation  Versamune®-based therapies also show promising potential to:  *Reference: Strauss J. et al. Phase II evaluation of the triple combination of PDS0101, M9241, and Bintrafusp alfa in patients with HPV 16 positive malignancies. Presented at: American Society of Clinical Oncology 2021 Annual Meeting; June 4-8, 2021; Virtual. Abstract: 2501.   5

 References: Gandhapudi SK, et al. 2019. Antigen priming with enantiospecific cationic lipid nanoparticles induces potent antitumor CTL responses through novel induction of a Type I IFN response. J Immunol. 202 (12): 3524-3536. Smalley R  umfield C et al. 2020. Immunomodulation to enhance the efficacy of an HPV therapeutic vaccine. J. for ImmunoTherapy of Cancer 8:e000612.  Versamune® Platform  Designed to Recruit, Train and Arm T-cells in the Body  6

 Combination  PDS Biotech Funded  Partner Co-Funded  Versamune® Platform  Versamune®-based oncology pipeline is being developed in partnership with the leaders in immuno oncology  PDS0104 (TRP2)  TBD  Arm 1: CPI naïve 1st line treatment  Arm 2: CPI refractory 2nd or 3rd line treatment  PDS0101 (HPV16) VERSATILE-002  PDS0101 (HPV16) IMMUNOCERV  PDS0102 (TARP)  PDS0103 (MUC1)  Candidate  Indication  PC  P1  P2  P3  R  Partner(s)  Recurrent/metastatic HPV16-positive head and neck cancer  KEYTRUDA   (standard of care)  HPV-positive anal, cervical, head and neck, penile, vaginal, vulvar cancers  Arm 1: CPI naive 2nd line treatment  Arm 2: CPI refractory 3rd line treatment  Bintrafusp and M9241  1st line treatment of locally advanced (IB3-IVA) cervical cancer  TARP-associated AML, prostate and breast cancers  MUC-1 associated breast, colon, lung, ovarian and other cancers  Chemo-radiation (standard of care)  TBD  TBD  Reference: Data on file.  7  PDS0101 (HPV16)  Mayo Clinic  Pre-metastatic HPV-associated oropharyngeal cancer (OPSCC)  Arm 1: PDS0101 monotherapy  Arm 2: PDS0101 + KEYTRUDA  KEYTRUDA  (standard of care)  PDS0101 (HPV16) NCI-led Triple Combination  Melanoma

 More than 46,0002 patients were estimated to have been diagnosed last year with HPV-associated cancers in the US1,2  HPV vaccination is not expected to impact the rate of HPV-related cancer incidence for decades  Existing immunotherapies cost $150,000+ annually per patient1  US HPV-associated cancer incidence2  1Company estimates based on CDC data. Assessments have not been adjusted to reflect HPV16-expression  2CDC website  PDS0101: Lead Asset  Designed to treat human papillomavirus (HPV16)-associated cancers  $6B Market Opportunity1  Reference: Data on file.  8

 0  5  10  15  Median Survival In Patients   Naïve Patients   Refractory Patients   Reference: Strauss J. et al. Phase II evaluation of the triple combination of PDS0101, M9241, and Bintrafusp alfa in patients with HPV 16 positive malignancies.   PDS0101: Triple Combination   Promising survival of patients with advanced refractory HPV16-associated cancers   PDS0101 + Bintrafusp alfa + M9241  Indications targeted in study–cervical, anal, head and neck, vaginal, penile   As of 12/31/21:   37 patients (30 HPV16 positive) evaluated  Study progressing and recruiting; updates will be provided in the future  3 – 4 mo.   Survival: 7–11 mo.   Survival: 12+ mo.  3:1 ratio refractory to naïve patients   Check Point Inhibitor  Patient Median Survival - Months  9  Data to be provided at ASCO 2022

 *These numbers reflect data as of evaluation of 25 patients; numbers will change as more patients undergo evaluation, includes both CPI refractory and naïve patients.  PDS0101:   Triple Combo   Versamune® induced HPV-16 CD8+ killer T-cells   0%  25%  50%  75%  HPV-16 Positive   HPV-16 Negative   Historical Check Point Inhibitor Efficacy   0% (0/7)  12% -24%  Triple Combo: PDS0101 + bintrafusp alfa + M9241   Advanced cancer patients with tumor shrinkage who had failed prior therapy  67% (12/18)*   Reference: Strauss J. et al. Phase II evaluation of the triple combination of PDS0101, M9241, and Bintrafusp alfa in patients with HPV 16 positive malignancies. Presented at: American Society of Clinical Oncology 2021 Annual Meeting; June 4-8, 2021; Virtual. Abstract: 2501.   10  Percent of Patients

 Phase 2: PDS0101 + KEYTRUDA®  Company-sponsored trial for the treatment of HPV16-positive metastatic/recurrent head and neck cancer (VERSATILE-002)  Achieved  Safety data presented at Head and Neck Symposium Q1 2022  Preliminary efficacy data released; achieved initial efficacy milestone Q1 2022 in Group 1  Indication  Treatment of patients with HPV16-positive head and neck cancer whose cancer has spread or returned  Clinical Agents  KEYTRUDA®(Standard of Care): Anti-PD1 checkpoint inhibitor (ORR ~20%)  PDS0101: Versamune®-based immunotherapy generating HPV-specific CD8+ and CD4+ T-cells  Study Goals  Group 1: Objective response rate (ORR) as first-line treatment in checkpoint inhibitor (CPI) naïve patients  Group 2: ORR in patients who have failed checkpoint inhibitor therapy (CPI refractory)  Trial Partner  Confirmation that PDS0101 enhances the therapeutic benefit of checkpoint inhibitors could expand evaluation of Versamune®-based therapies in multiple cancer indications  11  Timing  Detail preliminary safety and efficacy data to be presented at ASCO 2022

 Phase 2: PDS0101 + Chemoradiotherapy  Investigator-led trial evaluating the combination in patients with locally advanced cervical cancer (IMMUNOCERV)  Timing  Preliminary data anticipated late Q3 2022   Indication  Treatment of patients with locally advanced cervical cancer–Stages IB3-IVA  Clinical Agents  Chemoradiotherapy (CRT –Standard of Care): Cisplatin and radiation therapy  PDS0101: Versamune®-based immunotherapy generating HPV-specific CD8+ and CD4+ T-cells  Study Goals  Safety, rate of regression and local control in patients with primary tumor ≥5cm (n=35 patients)  Trial Partner  If successful, this study could support further investigation of Versamune®-based immunotherapies in combination with chemotherapy or CRT to treat multiple cancers  3  12

 KEYTRUDA®: Cisplatin and radiation therapy  PDS0101: Versamune®-based immunotherapy generating HPV-specific CD8+ and CD4+ T-cells  3  Phase 2: PDS0101 Monotherapy and in Comb. with KEYTRUDA®  Investigator-led trial evaluating treatments in patients with HPV-associated oropharyngeal cancer with high risk of recurrence  Timing  Approved by the IRB and anticipate enrollment will begin in Q2  Indication  Treatment of patients with oropharyngeal cancer prior to transoral robotic surgery  Clinical Agents  Study Goals  Safety, rate of regression and local control in patients transoral robotic surgery  Trial Partner  If successful, this study could support the expansion of PDS0101 to earlier stage disease   13

 CFA + TARP (1-20)  X  PDS0102: TARP Antigen   Versamune®-induced CD8+ killer T-cells may result in the ability to treat TARP positive AML and prostate cancers  Pre-Clinical Optimization Studies1:   TARP-Specific T-cell Induction after 2 injections of PDS0102  1 Reference: Wood LV et al, Oncoimmunology, 2016, Vol. 5 (8)  CFA –Complete Freund’s Adjuvant a highly potent immune activator not used in humans due to potentially lethal toxicity   *Reference: Surveillance Research Program, National Cancer Institute SEER  Assumes $150K for annual course of therapy; in line with current immunotherapy treatment.Assessments have not been adjusted to reflect TARP expression, which is currently unknown by tumor type  $40B   TARP Total Market Opportunity*  Announced license with NCI TARP antigens  Number of TARP-Specific T-cells  (Interfer on-y spot forming cells   per million splenocytes)  0  100  200  300  400  500  600  700  800  900  1000  100 spots/million cells   Strong T-cell response level  Range of observed T-cell responses with PDS0102  IFN-y ELISPOT Study  Versamune® + TARP (1-20)  X  3  14

 Induced a >10-fold number of polyfunctional (highly potent) MUC1 specific CD8+ T-cells  PDS0103: MUC1 Antigen  Greater quantity and quality of Versamune®-induced CD8+ killer T-cells may result in the ability to treat breast, ovarian, lung, and colon cancers  *References: Surveillance Research Program, National Cancer Institute SEER, Cancer Institute SEER, Assumes $150K for annual course of therapy; in line with current immunotherapy treatment, Assessments have not been adjusted to reflect MUC1-expression, which is currently unknown by tumor type  Adjuvant = cytokine GMCSF  J. Immunology, 2019 (202),1215; Studies in TC-1 tumor model with other immunotherapies reported in: Vaccine 2009, January 14, 27 (3): 431; Science Translational Medicine 2016, 13 April, Vol 8 Issue 334; Vaccine 2009, September 25, 27 (42):5906.  IFN-γSpot Forming Cells/1X106Spleen Cells  Polyfunctional T-Cells  Monofunctional T-Cells  4-Combo Adjuvant + MUC1 Antigen  Versamune® + MUC1 Antigen (PDS0103)  # of Antigen-Recognizing CD8+ T- Cells  $100B   MUC1 Total Market Opportunity*  Adjuvant* + MUC1 Antigen  15

 Projected Milestones Through 1Q 2023*  *Based on current enrollment and forecast modeling as of March 2022. Subject to change.  16  1H21  2H21  1Q22  2Q22  3Q22  4Q22  PDS0101  Interim data from HPV-associated   cancer trial ASCO - (NCI)  Completed enrollment of HPV-  associated cancer trial CPI refractory arm (NCI)  Preliminary data from VERSATILE-  002 (KEYTRUDA® combo) (go, no go)  Anticipated preliminary data from IMMUNOCERV (MD Anderson)  Estimated IND filing in MUC1-related cancers  PDS0103  Anticipate preliminary efficacy data from Mayo Clinic IIT   1Q23  Updated preliminary safety and updated efficacy data from NCI trial accepted at ASCO  Preliminary safety and efficacy data (KEYTRUDA® combo) accepted at ASCO

 Infectimune™   Infectious Disease Platform

 PDS Biotech’s Infectimune™ Pipeline   Developed in partnership with leaders in infectious disease  Prevention of tuberculosis  PDS0201   (M-tuberculosis)  Candidate  Indication  PC  P1  P2  P3  R  Partner(s)  Universal prevention of influenza  PDS Biotech Funded  Partner Co-Funded  PDS0202 (influenza)  PDS0203   (SARS-CoV-2)  Prevention of COVID-19  18

 PDS0202: Universal Prevention of Influenza   Provided Effective Neutralization Against Multiple Strains of Flu Viruses in Preclinical Study  Reference: Ross T. and Woodward J. et al. evaluation of the PDS0202 (Infectimune™+ COBRA) Universal flu formulation.   Average HAI Neutralization Titer Levels Induced by PDS0202 for Various Flu Strains vs Required Levels  40  590  200  AVERAGE HAI NEUTRALIZATION INEFFECTIVE ZONE  760  800  8  10  10  7  H1 flu protein + Infectimune  H1 flu protein  Average HAI Titers  A / California / 07 / 2009  A / Michigan / 15 / 2014  A / Brisbane / 02 / 2018 (BR18)  A / Guangdong-Maonan / SWL1536 / 2019 (GD19)  H1N1 Strains  19

 Reference: Ross T. and Woodward J. et al. evaluation of the PDS0202 (Infectimune™+ COBRA) Universal flu formulation.   PDS0202: Universal Prevention of Influenza   Provided Protection in Preclinical Study in Keeping Subjects Alive and Healthy Against Challenge with Flu Virus  Control  High-Dose Flu Proteins  PDS0202  (Low-Dose)  PDS0202  (High-Dose)  Alive  Healthy  Alive  Healthy  Alive  Healthy  Alive  Healthy  0%  0%  0%  30%  100%  100%  100%  100%  % of Protection  20  % of Protection of Subjects Challenged with the Flu Virus  Treatment Regimen

     20  Infectimune™ Pipeline Highlights  License agreement with University of Georgia for proprietary influenza antigensPositive top-line preclinical data announced; effective delivery of flu proteins activate the critical immune signals necessary to generate powerful neutralizing antibody responses to all flu strains testedPreclinical data submitted for peer-reviewed publication  Decided to strategically shift focus to Universal Influenza VaccinesFarmacore licensing agreement expires May 31, 2022  Universal Influenza Vaccines  COVID  21

 PDS Biotech Management  Historical success in the development and commercialization of leading pharmaceutical products  Timing  Safety data confirmed and released Q4 2021  Preliminary efficacy data anticipated Q1 2022  Frank Bedu-Addo, PHD  Chief Executive Officer  Senior executive experience with management of strategy and execution at both large pharma and biotechs  Notable drug development:   Abelcet® (Liposome Company/ Elan)   PEG-Intron® (Schering-Plough/ Merck)  Matthew Hill  Chief Financial Officer  20 years of financial and operational leadership roles for life sciences companies  Former Chief Financial Officer of several publicly traded companies  Lauren V. Wood, MD  Chief Medical Officer  30 years of translational clinical research experience  Former Director of Clinical Research at National Cancer  Institute Center for Cancer Research (Cancer Vaccine Branch)   Gregory Conn, PHD  Chief Scientific Officer  Co-founder  35 years of drug development experience   In-depth experience with biotech drug discovery, product development and manufacturing  22

 1  2  4  5  6  Company Overview  Clinical-stage Company developing molecularly targeted immunotherapies to treat cancer and infectious disease  Versamune® and Infectimune™ platforms leverage the body’s own defense systems to induce disease-specific killer T-cells and antibodies to combat cancer and infectious disease  Data accepted for two poster presentations at ASCO – additional data anticipated in 2022  Clinical partnerships with Merck, MD Anderson Cancer Center, National Cancer Institute and Mayo Clinic  Debt free with approximately $58.9M in cash (unaudited) as of March 31, 2021  3  The initial concept for Versamune® and Infectimune™ was developed by Prof. Leaf Huang PH.D., a world renowned pioneer in nanoparticle drug delivery  23

 Precision Designed Science  INVESTOR PRESENTATIONNASDAQ: PDSB | May 2022